UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

Tableau Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35925	47-0945740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

837 North 34th Street, Suite 200 Seattle, Washington	98103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 633-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Tableau Software, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2013 Equity Incentive Plan (the “Amended 2013 Plan”) to set limits on the total value of equity and cash compensation that may be paid to the Company’s non-employee directors during any one calendar year. Approval of the Amended 2013 Plan also constituted approval of the terms and conditions of the Amended 2013 Plan that permit the Company to grant awards under the Amended 2013 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Amended 2013 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Amended 2013 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2016 (the “Proxy Statement”). Each of that summary and the foregoing description is qualified in its entirety by reference to the text of the Amended 2013 Plan, a copy of which is attached as Exhibit 10.1 hereto and is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2016, the Company held its Annual Meeting at Lake Washington Rowing Club, 910 North Northlake Way, Seattle, Washington 98103. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Proxy Statement. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the two nominees for Class III director to serve until the Company’s 2019 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Christian Chabot	225,498,161	2,209,509	8,011,682	99.03%
Christopher Stolte	226,333,229	1,374,441	8,011,682	99.40%

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
227,240,053	445,789	21,828	8,011,682	99.80%

Proposal 3. Stockholders approved the Company’s Amended 2013 Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
200,983,834	26,707,280	16,556	8,011,682	88.27%

Proposal 4. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
232,710,680	2,536,750	471,922	—	98.92%

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Tableau Software, Inc. 2013 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tableau Software, Inc.

Dated: May 13, 2016	By:	/s/ Keenan M. Conder
Keenan M. Conder
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Tableau Software, Inc. 2013 Equity Incentive Plan, as amended.